Exhibit 10(a)61

                                                            Execution Copy
















                      AMENDMENT NO.1, DATED AS OF JUNE 15, 1994,

                   TO THE PLANT ROBERT W. SCHERER UNIT NUMBER FOUR

                                 OPERATING AGREEMENT

                                        among

                                GEORGIA POWER COMPANY

                            FLORIDA POWER & LIGHT COMPANY

                                         and

                          JACKSONVILLE ELECTRIC AUTHORITY
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               THIS AMENDMENT NO.1, dated as of June 15, 1994, is among

          GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia ("GPC"), FLORIDA POWER & LIGHT

          COMPANY, a corporation organized and existing under the laws of the State of Florida ("FPL"), and JACKSONVILLE ELECTRIC

          AUTHORITY, a body politic and corporate and an independent agency of the City of Jacksonville, Florida, organized and existing under the laws of the State of Florida, ("JEA"), and is Amendment

          No. 1 to that certain Plant Robert W. Scherer Unit Number Four

          Operating Agreement, dated as of December 31, 1990 (the

          "Operating Agreement"), among GPC, FPL and JEA.



                                W I T N E S S E T H :



               WHEREAS, GPC, FPL and JEA have previously entered into the

          Operating Agreement to provide, among other things, for the management, control, operation and maintenance of Scherer Unit

          No. 4, the Additional Unit Common Facilities, the Plant Scherer

          Common Facilities and in the Plant Scherer Coal Stockpile; and



               WHEREAS, the parties hereto desire to amend certain

          provisions of the Operating Agreement;



               NOW, THEREFORE, in consideration of the mutual agreements

          herein set forth, the parties hereto hereby agree as follows:
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               1.   Certain Definitions.  Capitalized terms and phrases

          used and not otherwise defined in this Amendment shall have the respective meanings assigned to them by the Ownership Agreement,

          the Operating Agreement, or both, unless the context or use clearly indicates otherwise.  The rules of interpretation,

          instruction, or both, set forth in the Operating Agreement shall apply with equal force and effect to this Amendment.



          2.   Amendment to Section 1, DEFINITIONS.



               (a)  Section 1(q), COMMON COAL STOCKPILE, is hereby amended to add the following to the end thereof, "pursuant to

                    Section 6(i), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES, of the Ownership Agreement."



               (b)  The first sentence of Section 1(r), COMMON COAL

                    STOCKPILE COSTS, is hereby amended to delete the words

                    "Section 3(d), FOSSIL FUEL," and to substitute the

                    words "subsection (iii) of Section 3(c), SEPARATE FUEL

                    PROCUREMENT" therefore.



                    The second sentence of Section 1(r), COMMON COAL

                    STOCKPILE COSTS, is hereby amended to add the words

                    "Other Fuel Costs, Separate Coal Stockpile Costs and"

                    after the words "shall not include."
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               (c)  Section 1(v), COMMON PROCUREMENT PARTICIPANT, is hereby amended to add the words "subsection (iii) of" after

                    the words "exercised its rights under" in subsection

                    (i) thereof.



                    Section 1(v), COMMON PROCUREMENT PARTICIPANT, is hereby

                    amended to delete the words "undivided ownership

                    interests"  and "undivided percentage ownership

                    interest" and to substitute the words "Pro Forma

                    Ownership Interest in Plant Scherer" therefore.



               (d)  The second sentence of Section 1(bb), OTHER FUEL COSTS,

                    is hereby amended to add the words "Common Coal

                    Stockpile Costs, Separate Coal Stockpile Costs and"

                    after the words "shall not include."



               (e)  Section 1(bn), PLANT SCHERER PARTICIPATION AGREEMENTS,

                    is hereby amended to delete the words "William J. Wade

                    as Owner Trustees" and to substitute the words

                    "NationsBank of Georgia, N.A. (as successor to William

                    J. Wade) as Owner Trustees, as amended" therefore.



               (f)  Section 1(bq), PRO FORMA OWNERSHIP INTERESTS IN PLANT

                    SCHERER, is hereby amended to add words "by four" after

                    the words "obtained by dividing."




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                    Section 1(bq), PRO FORMA OWNERSHIP INTEREST IN PLANT

                    SCHERER, is hereby amended to delete "(i)" and the

                    words "by (ii) four" therefrom.



               (g)  Section 1(cf), SEPARATE COAL STOCKPILE COSTS, is hereby amended by deleting such Section 1(cf) in its entirety

                    and by substituting, in lieu thereof, the following:



                         "(cf)  Separate Coal Stockpile Costs.  "Separate

                    Coal Stockpile Costs" shall mean with respect to each

                    Separate Coal Stockpile Participant all costs incurred

                    by the Agent for such Separate Coal Stockpile

                    Participant (or by a Common Procurement Participant in

                    connection with any contract for fuel entered into in

                    accordance with the provisions of subsection (iii) of

                    Section 3(c), SEPARATE FUEL PROCUREMENT, hereof) that

                    are allocable to the acquisition, processing,

                    transportation, delivering, handling, storage,

                    accounting, analysis, measurement and disposal of coal

                    for such Separate Coal Stockpile Participant,

                    including, without limitation, all costs incurred by

                    GPC as Agent in administering fuel and transportation

                    contracts entered into by such Separate Coal Stockpile

                    Participant pursuant to any one or more of Section

                    6(i), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES, of the Ownership Agreement or subsection


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                    (ii) of Section 3(c), SEPARATE FUEL PROCUREMENT,

                    subsection (i) of Section 3(d), FOSSIL FUEL or Section

                    3(e), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES, hereof, and including any advance payments

                    in connection therewith, less credits related to such

                    costs applied as appropriate, and including that

                    portion of administrative and general expenses which is

                    properly and reasonably allocable to acquisition and

                    management of coal for such Separate Coal Stockpile

                    Participant's Separate Coal Stockpile and for which the

                    incurring party has not otherwise been reimbursed.

                    Separate Coal Stockpile Costs shall not include Common

                    Coal Stockpile Costs, Other Fuel Costs and amortization

                    of the Plant Scherer initial fossil fuel supply,

                    including, without limitation, unrecoverable base

                    coal."



               (h)  Section 1(ch), SEPARATE PROCUREMENT PARTICIPANT, is

                    hereby amended by deleting such Section 1(ch) in its

                    entirety and by substituting, in lieu thereof, the

                    following:



                         "(ch)   Separate Procurement Participant.

                    "Separate Procurement Participant" shall mean each

                    Separate Coal Stockpile Participant (i) which has

                    exercised its rights under the applicable subsections


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                    of Sections 3(c), SEPARATE FUEL PROCUREMENT hereof,

                    Section 2(c)(iii) of the Units Operating Agreement,

                    Section 3(c), SEPARATE FUEL PROCUREMENT of the Unit

                    Three Operating Agreement or (ii) which has been found

                    by a vote of a majority of the Pro Forma Ownership

                    Interest in Plant Scherer of the Common Procurement

                    Participants (excluding the Pro Forma Ownership

                    Interest in Plant Scherer of the Common Procurement

                    Participant under consideration) to have violated the

                    policies and rules for Common Procurement Participants

                    established from time to time by the Plant Scherer

                    Managing Board; and which has not been reestablished as

                    a Common Procurement Participant pursuant to subsection

                    (i) of Section 3(d), FOSSIL FUEL, hereof."



               (i)  Section 1(cl), SPOT COAL, is hereby amended by deleting such Section 1(cl) in its entirety and by substituting,

                    in lieu thereof, the following:



                         "(cl)  SPOT COAL.  "Spot Coal" shall mean all coal

                    purchased for the Common Coal Stockpile or any Separate

                    Coal Stockpile under an arrangement of acquisition for

                    a period of less than one year, or some other period

                    agreed to by the written approval or consent of those

                    members of the Plant Scherer Managing Board which




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                    collectively own at least a 76% Pro Forma Ownership

                    Interest in Plant Scherer."



               (j)  Section 1(df), UNIFORM SYSTEM OF ACCOUNTS, is hereby

                    amended to delete the words "(Class A and Class B)" and

                    to substitute the words "subject to the provisions of

                    the Federal Power Act" therefore.



          3.   Amendment to Section 3, AUTHORITY AND RESPONSIBILITY FOR

               OPERATION.



               (a)  The first paragraph of subsection (ii)(B) of Section

                    3(c), SEPARATE FUEL PROCUREMENT, is hereby amended to

                    add the following to the end thereof, "including,

                    without limitation, to extend, terminate or renegotiate

                    the contract or exercise options thereunder and to sue

                    the supplier."



               (b)  Subsection (iii) of Section 3(c), SEPARATE FUEL

                    PROCUREMENT, is hereby amended by deleting such

                    subsection in its entirety and by substituting, in lieu

                    thereof, the following:



                         "(iii) Subject to amendment of the other Plant

                    Scherer Participation Agreements to be consistent with




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                    the following provisions, GPC, FPL and JEA agree as

                    follows:



                         In the event that any Common Procurement

                    Participant (other than GPC, as Agent) should be able

                    to locate and arrange for a source of coal for the

                    Common Procurement Participants and (A) the total cost

                    per Btu of such coal, including, without limitation,

                    all brokerage, transportation, handling, testing and

                    storage charges, is equal to or lower than that of the

                    coal which GPC, as Agent, would be able to procure for

                    the Common Procurement Participants for the same period

                    of time; (B) the quality and characteristics of such

                    coal are in all respects equal to or better than and

                    compatible with those of the other coal being utilized

                    or to be utilized in the Common Coal Stockpile during

                    the period of such contract, and such coal is in all

                    respects compatible with the Units and the Additional

                    Units and will enable the Units and the Additional

                    Units to operate at their normal operational levels in

                    compliance with all Legal Requirements applying

                    thereto; (C) transportation for such coal can be

                    arranged which is at least as reliable as

                    transportation which would be available for the other

                    sources of coal for the Common Coal Stockpile for the

                    same period of time, and such transportation is


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                    compatible with the transportation and coal delivery

                    facilities of the Units and the Additional Units; (D)

                    all parties materially associated with the supply of

                    such coal, including, without limitation, the vendor,

                    broker, mine operator and transporter, are at least as

                    reliable and technically and financially qualified as

                    those with whom GPC, as Agent, would be able to

                    contract for the other coal for the Common Coal

                    Stockpile during the same period of time; (E)

                    procurement of such coal would not interfere with,

                    diminish any benefits of or replicate any other coal

                    arrangement which GPC, as Agent, has procured for or

                    entered into for the Common Procurement Participants,

                    including, without limitation, any options or rights

                    for renewals or extensions of contacts, and would not

                    interfere with, diminish any benefits of or replicate

                    any transportation arrangements, agreements or tariffs;

                    (F) procurement of such coal would not increase or

                    diminish the level of coal supply in the Common Coal

                    Stockpile determined by GPC, as Agent, to be the

                    appropriate level therefor; and (G) the vendor of such

                    coal is willing to enter into a contract with GPC and

                    such of the Separate Coal Stockpile Participants

                    desiring to participate in such coal supply arrangement

                    on terms and conditions no less favorable to the Common

                    Procurement Participants than those then being


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                    bargained for by GPC; then GPC, as Agent for the Common

                    Procurement Participants, shall offer such coal supply

                    arrangement to the Common Procurement Participants in

                    accordance with the provisions of Section 3(d) hereof.

                    If GPC, on behalf of the other Common Coal Stockpile

                    Participants, or if a Separate Coal Stockpile

                    Participant for its own account, shall enter into one

                    or more contracts for such coal supply, then GPC shall

                    thereafter exclusively administer such contract and all

                    transportation arrangements associated therewith, and

                    all costs and benefits of such coal supply arrangement

                    shall be shared pursuant to the other provisions of

                    this Agreement and of the Ownership Agreement.  No

                    Participant or Additional Unit Participant (other than

                    GPC, as Agent, or a Separate Coal Stockpile Participant

                    for its own account) shall enter into any arrangement

                    or agreement with respect to the procurement of coal

                    pursuant to this subsection (iii) of Section 3(c), and

                    any Participant or Additional Unit Participant (other

                    than GPC, as Agent, or a Separate Coal Stockpile

                    Participant for its own account) which shall enter into

                    any such arrangement or agreement (or which is charged

                    in any suit, action or other proceeding with having

                    done so) shall indemnify the other Participants and

                    Additional Unit Participants for all costs, expenses,

                    judgments and penalties associated therewith and


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                    incurred by them, including, without limitation, all

                    legal fees incurred in connection with any suit, action

                    or other proceeding."



               (c)  Subsection (i)(A) of Section 3(d), FOSSIL FUEL, is

                    hereby amended as follows:



                    (1)  The title of such subsection is hereby amended to

                         delete the word "Fuel" and to substitute the words

                         "Coal and Transportation" therefore.



                    (2)  The first sentence of such subsection is hereby

                         amended to add the words "Section 3(c), SEPARATE

                         FUEL PROCUREMENT," after the words "Subject to the

                         provisions of."



                    (3)  The second sentence of such subsection is hereby

                         amended to add the word "and" after the words

                         "Common Coal Stockpile."



               (d)  Subsection (i)(B) of Section 3(d), FOSSIL FUEL, is

                    hereby amended as follows:



                    (1)  The title of such subsection is hereby amended to

                         delete the word "Fuel" and to substitute the words

                         "Coal and Transportation" therefore.


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                    (2)  The third sentence of such subsection is hereby

                         amended to add the following to the end thereof,

                         "including, without limitation, to extend,

                         terminate or renegotiate the contract or exercise

                         options thereunder and to sue the supplier."



               (e)  Subsection (i)(C) of Section 3(d), FOSSIL FUEL, is

                    hereby amended by deleting the first sentence of such

                    subsection in its entirety and by substituting, in lieu

                    thereof, the following:



                         "Upon (i) exercise by any Separate Coal Stockpile

                    Participant of a procurement under subsection (ii) of

                    Section 3(c), SEPARATE FUEL PROCUREMENT, hereof, or

                    (ii) violation by any Separate Coal Stockpile

                    Participant, which has been found by a vote of a

                    majority of the Pro Forma Ownership Interest in Plant

                    Scherer of the Common Procurement Participants

                    (excluding the Pro Forma Ownership Interest in Plant

                    Scherer of the Common Procurement Participant under

                    consideration) of any policy or rule for Common

                    Procurement Participants established from time to time

                    by the Plant Scherer Managing Board, such Separate Coal

                    Stockpile Participant shall immediately cease to be a

                    Common Procurement Participant, and GPC shall have no

                    obligation to procure coal or transportation on behalf


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                    of such Separate Coal Stockpile Participant other than

                    for Spot Coal."



               (f)  Subsections (iii), (iv) and (v) of Section 3(d), FOSSIL

                    FUEL are hereby amended to add the words "5(b),

                    SCHEDULING AND DISPATCHING" after the words "Sections

                    3(e), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES" in each of those subsections.



               (g)  Subsection (ii) of Section 3(e), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended to add

                    the words "5(b), SCHEDULING AND DISPATCHING," after the

                    words "Sections 3(e), COMMON COAL STOCKPILE AND

                    SEPARATE COAL STOCK PILES."



               (h)  Subsection (ii) of Section 3(e), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended to add

                    the following to the end thereof, "except as provided

                    in subsection (viii) of this Section 3(e)."



               (i)  The fourth sentence of subsection (iii) of Section

                    3(e), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES, is hereby amended to add the word

                    "undivided" after the words "will equal the."






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               (j)  The last sentence of subsection (iii) of Section 3(e),

                    COMMON COAL STOCKPILE AND SEPARATE COAL STOCKPILES, is

                    hereby amended to delete the words "undivided ownership

                    interests" and to substitute the words "Pro Forma

                    Ownership Interest in Plant Scherer" therefore.



               (k)  Subsection (vi) of Section 3(e), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended by

                    adding the following to the end thereof, "under this

                    Section 3(e)."



          4.   Amendment to Section 5, OPERATION, RIGHTS AND OBLIGATIONS.



               (a)  Section 5(i), BUSINESS PLAN; OPERATING BUDGET FOR

                    COMMON FACILITIES, is hereby amended by adding the

                    following after the second paragraph thereof:



                         "Section 5.1 of the Plant Scherer Managing Board

                    Agreement and Appendix A of the Plant Scherer Managing

                    Board Agreement shall govern and control any

                    conflicting provision of this Operating Agreement with

                    regard to operating budgets for the Plant Scherer

                    Common Facilities."








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               (b)  Section 5(l), CAPITAL BUDGET FOR COMMON FACILITIES, is

                    hereby amended by adding the following after the second

                    paragraph thereof:



                         "Section 5.1 of the Plant Scherer Managing Board

                    Agreement and Appendix A of the Plant Scherer Managing

                    Board Agreement shall govern and control any

                    conflicting provision of this Operating Agreement with

                    regard to capital budgets for the Plant Scherer Common

                    Facilities."



               (d)  The third sentence of Section 5(p), INSURANCE, is

                    hereby amended to delete the words "Section 5(h)

                    SHARING OF COSTS - GENERAL" and to substitute the words

                    "Section 5(j), PAYMENT AND SETTLEMENT OF OPERATING

                    COSTS," therefore.



          5.   Amendment to Section 6, CERTAIN ADDITIONAL AGREEMENTS AMONG

               SCHERER UNIT NO. 4 PARTICIPANTS.



               (a)  The first sentence of subsection (v) of Section 6(c),

                    LIABILITY, REMEDIES AND LIMITATIONS OF LIABILITY, is

                    hereby amended to delete the word "possible" and to

                    substitute the word "permissible" therefore.






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               (b)  The first sentence of Section 6(e), AVAILABILITY OF

                    RECORDS, is hereby amended to delete the word "Costs"

                    after the words "with respect to its Separate Coal

                    Stockpile" and to delete the word "as" before the word

                    "appropriate" and substitute the word "are" therefore.



          6.   Miscellaneous.



               This Amendment shall be construed in connection with and as a part of the Operating Agreement, and all terms, conditions and covenants contained in the Operating Agreement, except as herein modified, shall be and remain in full force and effect. The parties hereto agree that they are bound by the terms and

          conditions of the Operating Agreement as amended hereby.



               This Amendment may be executed in any number of

          counterparts, each executed counterpart constituting an original but altogether one and the same instrument.



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               IN WITNESS WHEREOF, the undersigned Parties hereto have duly executed this Amendment to the Operating Agreement under seal as of the date first above written.


          Signed, sealed and delivered       GEORGIA POWER COMPANY, as a
          in the presence of:                Scherer Unit No. 4 Participant


          ___________________________        By:  ________________________

          ___________________________        Attest:  ____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       FLORIDA POWER & LIGHT COMPANY,
          in the presence of:                as a Scherer Unit No. 4
                                             Participant

          ___________________________        By:  _________________________

          ___________________________        Attest:  _____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       JACKSONVILLE ELECTRIC
          in the presence of:                AUTHORITY, as a Scherer Unit
                                             No. 4 Participant

          ___________________________        By:  _________________________

          ___________________________        Attest:  ____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       GEORGIA POWER COMPANY, as
          in the presence of:                Agent

          ___________________________        By:  _________________________

          ___________________________        Attest:  _____________________
          Notary Public
                                                       (CORPORATE SEAL)





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